VININGS INVESTMENT PROPERTIES, L.P.

                             FIFTH AMENDMENT TO THE
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
              -----------------------------------------------------

         This Fifth Amendment to the Amended and Restated Agreement of Limited Partnership of Vinings Investment Properties, L.P. is made as of January 1, 1999 by Vinings Investment Properties Trust, a Massachusetts business trust (the "Trust"), as general partner (the "General Partner") of Vinings Investment Properties, L.P., a Delaware limited partnership (the "Partnership"), Windrush Partners, Ltd. ("Windrush"), a limited partner, and the individuals listed in Exhibit B, (the "Additional Limited Partners") for the purpose of amending the Amended and Restated Agreement of Limited Partnership of the Partnership dated June 30, 1997, as amended (the "Partnership Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Partnership Agreement.

         WHEREAS, Windrush has made a capital contribution and has been admitt-ed as a Limited Partner of the Partnership;

         WHEREAS, Windrush has previously assigned and transferred,  pursuant to
Section 11.3 of the Partnership Agreement, its interest as a Limited Partner of the Partnership to its limited partners;

         WHEREAS, Windrush desires to dissolve and to withdraw as a Limited Partner from the Partnership (the "Withdrawing Limited Partner") and the Additional Limited Partners wish to be admitted to the Partnership as Substitute Limited Partners (as defined in the Partnership Agreement);

         Whereas, each Additional Limited Partner has previously granted Hallmark Group Real Estate Services, Corp., the general partner of Windrush (the "Windrush General Partner"), a special power of attorney to permit the Windrush General Partner to execute and deliver any instrument necessary to admit such Additional Limited Partner as a Substitute Limited Partner in the Partnership; and

         WHEREAS, The consent of the General Partner of the Partnership is required under the Partnership Agreement for the Additional Limited Partners to be admitted as Substitute Limited Partners of the Partnership.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. ADMISSION OF THE ADDITIONAL LIMITED PARTNERS.

         (a) Pursuant to Section 11.4 of the Partnership Agreement, the General Partner hereby consents to the admission of each of the Additional Limited Partners as Substitute Limited Partners.

         (b) The change in limited partnership interests in the Partnership shall become effective as of the date of this Agreement.

SECTION 2. AMENDMENT TO PARTNERSHIP AGREEMENT.

         Pursuant to Section 14.1 B of the Partnership Agreement, the General Partner, as general partner of the Partnership and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement by deleting Exhibit A thereto in its entirety and replacing it with the Exhibit A attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

VININGS INVESTMENT PROPERTIES, L.P.
By: Vinings Investment Properties Trust
General Partner

By: /s/ Peter D. Anzo
---------------------
Peter D. Anzo
President

WINDRUSH PARTNERS, LTD.
Withdrawing Limited Partner
By: Hallmark Group Real Estate Services Corp.
General Partner

By: /s/ Martin H. Petersen
--------------------------
Martin H. Petersen
President


SUBSTITUTE LIMITED PARTNERS
By: Hallmark Group Real Estate Services Corp.
As Attorney-in-Fact

By: /s/ Martin H. Petersen
---------------------------
Martin H. Petersen
President


                       Vinings Investment Properties, L.P.
        Fifth Amendment to the Amended and Restated Partnership Agreement

                                    Exhibit A
                                    ---------

                                            Percentage     Number of
Name and Address of Contributor              Interest     Units Issued
-------------------------------              --------     ------------


Vinings Investment Properties Trust            1.00%          13,432

LIMITED PARTNERS:
Vinings Investment Properties Trust           80.94%       1,087,193
The Vinings Group, Inc.                        0.67%           9,108
Hallmark Group Real Estate Service Corp.       0.67%           9,108
Irving Abrams                                  0.49%           6,598
Tim R. Altman                                  0.25%           3,299
William E. & Mary E. Butler                    0.25%           3,299
Donald E. Chace                                0.49%           6,598
Terry D. Douglass                              0.49%           6,598
Hazel E. Earsley                               0.25%           3,299
Stanley D. Eason                               0.49%           6,598
C.W. Gustav & Janice S. Eifrig                 0.25%           3,299
Jane L. Finchum                                0.12%           1,649
Esty Foster                                    0.49%           6,598
Robert Hesseltine                              0.49%           6,598
Betty T. Hinds                                 0.49%           6,598
Albert H. Hooper, Jr.                          0.49%           6,598
Mary Susan Leahy, Executor for the
   Estate of Joseph Dunbar Shields, Jr.        0.49%           6,598
Trustmark National Bank, Agent for
   Kathryn D. Little, Investment               0.49%           6,598
Patrick Paul McCarthy                          0.25%           3,299
James A. Melvin, Jr.                           0.49%           6,598
John R. Mileski                                0.49%           6,598
J. Cary Monroe                                 0.25%           3,299
E. Ray Morris                                  0.49%           6,598
Thomas W. Orcutt, M.D.                         0.49%           6,598
Thomas D. Price                                0.25%           3,299
Frederick R. Radcliffe                         0.25%           3,299
Joseph D. Shields, III, M.D.                   0.25%           3,299
M.F.  Soukkar                                  0.49%           6,598
Virginia G. Sturwold                           0.25%           3,299
Oliver H. Tallman, II                          0.25%           3,299
Lewis F.  Wood, Jr.                            0.49%           6,598
Homer R. Yook                                  0.25%           3,299
Alice C. Young                                 0.25%           3,299
The Vinings Group, Inc.                        0.12%           1,650
Hallmark Group Real Estate Service Corp        0.12%           1,649

ASSIGNEES:
Robert L. Bell, M.D.                           0.49%           6,598
William G. Beshears, Jr.                       0.49%           6,598
Joseph Bonsall, Jr.                            0.49%           6,598
Harold J. DeBlanc, Jr., M.D.                   0.49%           6,598
William A. Hall                                1.96%          26,391
Robert G. Randall                              0.49%           6,598
Thomas L. Williams                             0.25%           3,299
Don M. Updegraff, Jr.                          0.12%           1,649
Majed S. Zakaria                               0.49%           6,598
----------------                               -----       ---------
Total                                          100%        1,343,171
                                               =====       =========

                       Vinings Investment Properties, L.P.
        Fifth Amendment to the Amended and Restated Partnership Agreement

                                    Exhibit B
                                    ---------


  Additional Limited Partner                        No. of Units
  --------------------------                        ------------

  Irving Abrams                                         6,598
  Tim R. Altman                                         3,299
  William E. & Mary E. Butler                           3,299
  Donald E. Chace                                       6,598
  Terry D. Douglass                                     6,598
  Stanley D. Eason                                      6,598
  Hazel E. Earsley                                      3,299
  C.W. Gustav & Janice S. Eifrig                        3,299
  Jane L. Finchum                                       1,648
  Esty Foster                                           6,598
  Robert Hesseltine                                     6,598
  Betty T. Hinds                                        6,598
  Albert H. Hooper, Jr.                                 6,598
  Kathryn D. Little                                     6,598
  Patrick Paul McCarthy                                 3,299
  James A. Melvin, Jr.                                  6,598
  John R. Mileski                                       6,598
  J. Cary Monroe                                        3,299
  E. Ray Morris                                         6,598
  Thomas W. Orcutt, M.D.                                6,598
  Thomas D. Price                                       3,299
  Frederick R. Radcliffe                                3,299
  Joseph D. Shields, III, M.D.                          3,299
  J. Dunbar  Shields, Jr., M.D.                         6,598
  M.F.  Soukkar                                         6,598
  Virginia G. Sturwold                                  3,299
  Oliver H. Tallman, III                                3,299
  Lewis F.  Wood, Jr.                                   6,598
  Homer R. Yook                                         3,299
  Alice C. Young                                        3,299
  The Vinings Group, Inc.                               1,650
  Hallmark Group Real Estate Services, Corp.            1,649
                                                  ===============
  Subtotal                                            153,402
                                                  ===============